UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 9, 2009

FORCE PROTECTION, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-33253	84-1383888
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9801 Highway 78, Building No. 1, Ladson, SC	29456
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (843) 574-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure

On November 9, 2009, Force Protection, Inc. (the “Company”) held an investor conference call and webcast to discuss its results of operations and financial condition for the third quarter ended September 30, 2009 and its business outlook.  Attached as Exhibit 99.1 to this Current Report on Form 8-K is a copy of the transcript of the Company’s presentation during that call and the questions and answers that followed the presentation.  A reconciliation of the non-GAAP financial measures used during the conference call to the most comparable GAAP financial measure is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this report (including Exhibits 99.1 and 99.2) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Safe Harbor Statement

This Current Report on Form 8-K contains forward looking statements that are not historical facts, including statements about the Company’s beliefs and expectations. These statements are based on beliefs and assumptions of the Company’s management, and on information currently available to management. These forward looking statements include, among other things: expectations about the demand, orders for and deliveries of the Company’s vehicles and products, the statements regarding the Company’s Cheetah vehicles in inventory, the increase in the ILAV requirements and the Company’s Total Life Cycle Support system, the Company’s opportunities in Kuwait, changes in defense spending, the Company’s ability to develop new technologies and products and their effectiveness, the execution of the Company’s business strategy and strategic transformation, including the Company’s cost reduction initiative and the Company’s expected financial and operating results, including revenues and cash flow, the Company’s base of recurring revenue over the next several years and the Company’s liquidity, for future periods. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any of them publicly in light of new information or future events. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Examples of these factors include, but are not limited to the ability to effectively manage the risks in the Company’s business, the ability to develop new technologies and products, and the acceptance of these technologies and products, the ability to obtain new orders for the Company’s vehicles and products, the impact of the rate of operations in Iraq and Afghanistan, the Company’s ability to identify and remedy the Company’s internal control weakness and deficiencies, and other risks and factors and cautionary statements listed in the Company’s periodic reports filed with the SEC, including the risks set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, and as updated in the quarterly report on Form 10-Q for the period ended September 30, 2009.

Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description

99.1	Transcript of Investor Conference Call webcast on November 9, 2009.

99.2	Reconciliation of Net Income to Adjusted Net Income and Net Income Per Share to Adjusted Net Income Per Share

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force Protection, Inc.
(Registrant)

Date: November 17, 2009

/s/ Lenna Ruth Macdonald
(Signature)
Name: Lenna Ruth Macdonald
Title: Chief Strategy Officer, General Counsel & Corporate Secretary

EXHIBIT LIST

Exhibit	Description

99.1	Transcript of Investor Conference Call webcast on November 9, 2009

99.2	Reconciliation of Net Income to Adjusted Net Income and Net Income Per Share to Adjusted Net Income Per Share